Exhibit 21

Legal Name	State or Country
American Imaging Management, Inc. (d/b/a AIM Specialty Health)	Illinois
America's 1st Choice of South Carolina, Inc.	South Carolina
America's Health Management Services, Inc.	South Carolina
AMERIGROUP Community Care of New Mexico, Inc.	New Mexico
AMERIGROUP Corporation (d/b/a AMERIGROUP CORPORATION; AGP Corporation; AMGP; AMGP Corporation; AMGP Missouri; Amerigroup)	Delaware
America Delaware, Inc.	Delaware
AMERIGROUP District of Columbia, Inc.	District of Columbia
AMERIGROUP Health Plan of Louisiana, Inc.	Louisiana
AMERIGROUP Health Plan of Oregon, Inc.	Oregon
Amerigroup Insurance Company	Texas
Amerigroup Iowa, Inc.	Iowa
Amerigroup IPA of New York, LLC	New York
Amerigroup Kansas, Inc.	Kansas
AMERIGROUP Maryland, Inc. (d/b/a AMERIGROUP Community Care)	Maryland
AMERIGROUP Michigan, Inc.	Michigan
AMERIGROUP Mississippi, Inc.	Mississippi
AMERIGROUP New Jersey, Inc. (d/b/a AMERIGROUP Community Care)	New Jersey
AMERIGROUP Ohio, Inc. (d/b/a AMERIGROUP Community Care)	Ohio
AMERIGROUP Oklahoma, Inc.	Oklahoma
Amerigroup Partnership Plan, LLC	Illinois
AMERIGROUP Pennsylvania, Inc.	Pennsylvania
AMERIGROUP Tennessee, Inc. (d/b/a AMERIGROUP Community Care)	Tennessee
AMERIGROUP Texas, Inc. (d/b/a AMERIGROUP Community Care)	Texas
AMERIGROUP Washington, Inc.	Washington
AMGP Georgia Managed Care Company, Inc. (d/b/a AMERIGROUP; AMERIGROUP Community Care; AMERIGROUP Georgia; AMGP Georgia)	Georgia
Anthem Blue Cross Life and Health Insurance Company	California
Anthem Financial, Inc.	Delaware
Anthem Health Insurance Company of Nevada	Nevada
Anthem Health Plans of Kentucky, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Kentucky
Anthem Health Plans of Maine, Inc. (d/b/a Anthem Blue Cross and Blue Shield and Associated Hospital Service)	Maine
Anthem Health Plans of New Hampshire, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	New Hampshire
Anthem Health Plans of Virginia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Virginia
Anthem Health Plans, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Connecticut
Anthem Holding Corp. (d/b/a Anthem Properties, Inc.)	Indiana
Anthem Insurance Companies, Inc. (d/b/a Anthem Blue Cross and Blue Shield; Anthem Blue Cross Blue Shield)	Indiana
Anthem Kentucky Managed Care Plan, Inc. (d/b/a Anthem Blue Cross and Blue Shield Medicaid)	Kentucky
Anthem Life & Disability Insurance Company	New York
Anthem Life Insurance Company	Indiana
Anthem Partnership Holding Company, LLC	Indiana
Anthem Southeast, Inc.	Indiana

Legal Name	State or Country
Anthem UM Services, Inc.	Indiana
Anthem Workers' Compensation, LLC	Indiana
Anthem, Inc.	Indiana
APPLIED PATHWAYS LLC	Illinois
Arcus Enterprises, Inc.	Delaware
Associated Group, Inc.	Indiana
ATH Holding Company, LLC	Indiana
Blue Cross and Blue Shield of Georgia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Georgia
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Georgia
Blue Cross Blue Shield of Wisconsin (d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
Blue Cross of California (d/b/a Anthem Blue Cross)	California
Blue Cross of California Partnership Plan, Inc.(d/b/a Anthem Blue Cross Partnership Plan)	California
CareMore Health Plan	California
CareMore Health Plan of Arizona, Inc.	Arizona
CareMore Health Plan of Nevada	Nevada
CareMore Health Plan of Texas, Inc.	Texas
CareMore Health System	California
CareMore Services Company, LLC	Indiana
CareMore, LLC	Indiana
Cerulean Companies, Inc.	Georgia
Claim Management Services, Inc.(d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
Community Care Health Plan of Louisiana, Inc.	Louisiana
Community Care Health Plan of Nevada, Inc. (d/b/a Anthem Blue Cross and Blue Shield Healthcare Solutions; AMERIGROUP Community Care)	Nevada
Community Insurance Company (d/b/a Anthem Blue Cross and Blue Shield)	Ohio
Compcare Health Services Insurance Corporation (d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
Crossroads Acquisition Corp.	Delaware
DeCare Analytics, LLC	Minnesota
DeCare Dental Health International, LLC	Minnesota
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	Minnesota
DeCare Dental, LLC	Minnesota
DeCare Operations Ireland, Limited	Ireland
Delivery Network, LLC	Florida
Designated Agent Company, Inc.	Kentucky
EasyScripts, LLC	Florida
EasyScripts Hialeah LLC	Florida
EHC Benefits Agency, Inc.	New York
Empire HealthChoice Assurance, Inc. (d/b/a Empire Blue Cross; Empire Blue Cross Blue Shield HMO)	New York
Empire HealthChoice HMO, Inc. (d/b/a Empire Blue Cross HMO; Empire Blue Cross Blue Shield HMO)	New York
Federal Government Solutions, LLC	Wisconsin
Freedom Health, Inc.	Florida
Global TPA, LLC	Florida
Golden West Health Plan, Inc.	California

Legal Name	State or Country
Greater Georgia Life Insurance Company (d/b/a Anthem Life)	Georgia
Health Core, Inc.	Delaware
Health Management Corporation (d/b/a LiveHealth Online; HMC of Virginia; Health Management of Virginia)	Virginia
Health Ventures Partner, L.L.C.	Illinois
HealthKeepers, Inc.	Virginia
HealthLink HMO, Inc. (d/b/a HealthLink HMO)	Missouri
HealthLink, Inc.	Illinois
HealthPlus HP, LLC (d/b/a Empire BlueCross BlueShield HealthPlus)	New York
Healthy Alliance Life Insurance Company (d/b/a Anthem Blue Cross and Blue Shield)	Missouri
HealthSun Blocker Corp. I	Delaware
HealthSun Blocker Corp. II	Delaware
HealthSun Health Plans, Inc.	Florida
HealthSun Holdings, LLC	Florida
HealthSun Management, LLC	Florida
HealthSun Physicians Network I, LLC	Florida
HealthSun Physicians Network, LLC	Florida
Healthware Solutions, LLC	Florida
Healthy Alliance Life Insurance Company (d/b/a Anthem Blue Cross and Blue Shield)	Missouri
HEP AP Holdings, Inc.	Delaware
Highland Acquisition Holdings, LLC	Delaware
Highland Holdco, Inc.	Delaware
Highland Investor Holdings, LLC	Delaware
HMO Colorado, Inc. (d/b/a HMO Colorado; HMO Nevada)	Colorado
HMO Missouri, Inc. (d/b/a Amerigroup Missouri; Anthem Blue Cross and Blue Shield)	Missouri
Human Resource Associates, LLC	Florida
Imaging Management Holdings, LLC	Delaware
IngenioRx, Inc.	Indiana
Legato Health Technologies, LLP	India
Legato Holdings I, Inc.	Indiana
Legato Holdings II, LLC	Indiana
Living Complete Technologies, Inc.	Maryland
Marketing in Motion Group, LLC	Florida
Matthew Thornton Health Plan, Inc.	New Hampshire
Meridian Resource Company, LLC	Wisconsin
National Government Services, Inc. (d/b/a NGS of Indiana)	Indiana
National Telehealth Network, LLC	Delaware
New England Research Institutes, Inc. (d/b/a Summit Community Care)	Massachusetts
Newco Holdings, Inc.	Indiana
NGS Federal, LLC	Indiana
OPTIMUM HEALTHCARE, INC.	Florida
Park Square Holdings, Inc.	California
Park Square I, Inc.	California
Park Square II, Inc.	California
Pasteur Medical Bird Road, LLC	Florida
Pasteur Medical Center, LLC	Delaware

Legal Name	State or Country
Pasteur Medical Cutler Bay, LLC	Florida
Pasteur Medical Group, LLC	Florida
Pasteur Medical Hialeah Gardens, LLC	Florida
Pasteur Medical Holdings, LLC	Florida
Pasteur Medical Kendall, LLC	Florida
Pasteur Medical Management, LLC	Florida
Pasteur Medical Miami Gardens, LLC	Florida
Pasteur Medical North Miami Beach, LLC	Florida
Pasteur Medical Partners, LLC	Florida
Pasteur Pharmacy II, LLC	Florida
Pasteur Pharmacy III, LLC	Florida
Pasteur Pharmacy IV, LLC	Florida
Pasteur Pharmacy V, LLC	Florida
Resolution Health, Inc.	Delaware
RightCHOICE Managed Care, Inc. (d/b/a RightCHOICE Benefit Administrators; Anthem Blue Cross and Blue Shield)	Delaware
Rocky Mountain Hospital and Medical Service, Inc.(d/b/a Anthem Blue Cross and Blue Shield)	Colorado
SellCore, Inc. (d/b/a SellCore Insurance Services, Inc.)	Delaware
Simply Healthcare Plans, Inc. (d/b/a Clear Health Alliance; Bettter Health and Amerigroup Florida)	Florida
Southeast Services, Inc.	Virginia
State Sponsored DM Services, Inc.	Indiana
The Anthem Companies of California, Inc.	California
The Anthem Companies, Inc.	Indiana
TPX, LLC	Florida
TrustSolutions, LLC	Wisconsin
UNICARE Health Plan of West Virginia, Inc.	West Virginia
UNICARE Illinois Services, Inc.	Illinois
UniCare Life & Health Insurance Company	Indiana
UNICARE National Services, Inc.	Delaware
UniCare Specialty Services, Inc.	Delaware
Valus, Inc.	Indiana
Wellmax Health Medical Centers, LLC	Florida
Wellmax Health Physicians Network, LLC	Florida
WellPoint Acquisition, LLC	Indiana
WellPoint Behavioral Health, Inc.	Delaware
WellPoint California Services, Inc.	Delaware
WellPoint Dental Services, Inc.	Delaware
WellPoint Health Solutions, Inc.	Indiana
WellPoint Holding Corp.	Delaware
WellPoint Information Technology Services, Inc.	California
WellPoint Insurance Services, Inc.	Hawaii
WellPoint Military Care Corporation	Indiana
WPMI (Shanghai) Enterprise Service Co., Ltd.	China
WPMI, LLC	Delaware